UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
              (DATE OF EARLIEST EVENT REPORTED): February 22, 2005


                                                             IRS Employer
Commission      Registrant; State of Incorporation;          Identification
File Number     Address; and Telephone Number                Number
-----------     ----------------------------------           -------------------

1-13739         UNISOURCE ENERGY CORPORATION                 86-0786732
                (An Arizona Corporation)
                One South Church Avenue, Suite 100
                Tucson, AZ 85701
                (520) 571-4000

1-5924          TUCSON ELECTRIC POWER COMPANY                86-0062700
                (An Arizona Corporation)
                One South Church Avenue, Suite 100
                Tucson, AZ 85701
                (520) 571-4000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 - REGULATION FD DISCLOSURE
------------------------------------

     Certain information concerning UniSource Energy Corporation and its subsidiaries, including Tucson Electric Power Company, is included as Exhibit
99.1 hereto and is being furnished solely for the purpose of complying with Regulation FD.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

     Exhibit 99.1 Certain information concerning UniSource Energy Corporation and its subsidiaries

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: February 22, 2005                        UNISOURCE ENERGY CORPORATION
                                          --------------------------------------
                                                       (Registrant)


                                                  /s/ Kevin P. Larson
                                          --------------------------------------
                                               Vice President and Principal
                                                    Financial Officer


Date: February 22, 2005                       TUCSON ELECTRIC POWER COMPANY
                                          --------------------------------------
                                                      (Registrant)


                                                  /s/ Kevin P. Larson
                                          --------------------------------------
                                               Vice President and Principal
                                                   Financial Officer